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                         SUBSIDIARIES OF THE REGISTRANT


                           Alliance Capital Management
                             Corporation of Delaware
                                   (Delaware)

                                   ACMC, Inc.
                                   (Delaware)

                           ACM Software Services Ltd.
                                   (Delaware)

                               Albion Alliance LLC
                                   (Delaware)

                        Alliance Capital Asset Management
                              (India) Private Ltd.
                                     (India)

                           Alliance Capital Management
                                Australia Limited
                                   (Australia)

                           Alliance Capital Management
                                   (Asia) Ltd.
                                   (Delaware)

                          Alliance Capital (Mauritius)
                                 Private Limited
                                   (Mauritius)

                           Alliance Corporate Finance
                               Group Incorporated
                                   (Delaware)

                          Alliance Capital Management
                                 (Brasil) Ltda.

                           Alliance Capital Management
                                  (India) Ltd.
                                   (Delaware)

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                           Alliance Capital Management
                                  Canada, Inc.
                                    (Canada)

                           Alliance Capital Management
                                  (Turkey) Ltd.
                                   (Delaware)

                       Alliance Capital (Luxembourg) S.A.
                                  (Luxembourg)

                          Alliance Eastern Europe Inc.
                                   (Delaware)

                             Alliance Capital Global
                             Derivatives Corporation
                                   (Delaware)

                             Alliance Barra Research
                                 Institute, Inc.
                                   (Delaware)

                        Alliance Fund Distributors, Inc.
                                   (Delaware)

                          Alliance Fund Services, Inc.
                                   (Delaware)

                            Alliance Capital Oceanic
                                   Corporation
                                   (Delaware)

                           Alliance Capital Management
                                  (Japan) Inc.
                                   (Delaware)

                             ACM Fund Services, S.A.
                                  (Luxembourg)

                         ACM Fund Services (Espana) S.L.
                                    (Madrid)

                              ACSYS Software India
                                 Private Limited
                                     (India)

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                            Alliance Capital Limited
                                    (England)

                              Cursitor Alliance LLC
                                   (Delaware)

                                Cegogest Limited
                                    (England)

                         Cegogest International Limited
                                    (England)

                              Cursitor Cecogest SA
                                    (France)

                              Cursitor Cookery Ltd.
                                    (England)

                             Cursitor Courtage SARL
                                    (France)

                              Cursitor-Eaton Asset
                               Management Company
                                   (New York)

                               Cursitor Gestion SA
                                    (France)

                               Cursitor Group Ltd.
                                    (England)

                       Cursitor Alliance Holdings Limited
                                    (England)

                              Cursitor Hotpot Ltd.
                                    (England)

                           Cursitor Management Co. SA
                                  (Luxembourg)

                            Cursitor Management Ltd.
                                    (England)

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                               Dimensional Asset
                               Management Limited
                                    (England)

                               Dimensional Trust
                               Management Limited
                                    (England)

                             Draycott Partners Ltd.
                                 (Massachusetts)

                        Equitable Investment Corporation
                                   (Delaware)

                       Meiji-Alliance Capital Corporation
                                   (Delaware)

                          New-Alliance Asset Management
                                 (Asia) Limited
                                   (Hong Kong)

                       Cursitor Alliance Services Limited
                                    (England)

                        East Fund Managementberatung GmbH
                                    (Austria)